February 12, 1996
        THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS --
                DREYFUS BASIC CALIFORNIA MUNICIPAL
                         MONEY MARKET FUND
                    DREYFUS BASIC NEW YORK MUNICIPAL
                            MONEY MARKET FUND
              DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
                        SUPPLEMENT TO PROSPECTUS
                         DATED OCTOBER 31, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS, SHOULD BE READ IN CONJUNCTION WITH AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS AND SPECIFICALLY IN THE SECTION ENTITLED "DESCRIPTION OF THE FUNDS -- RECENT DEVELOPMENTS."
        The Meeting of Shareholders of the Dreyfus/Laurel Massachusetts Tax-Free Money Fund (the "Massachusetts Fund") scheduled to be held on or about February 15, 1996 to consider the proposals described on pages 11 and 12 of the Massachusetts Fund's Prospectus (the "Proposals") has been rescheduled to be held on or about April 16, 1996. Upon approval of the Proposals by the Massachusetts Fund's shareholders, the changes described on pages 11 and 12 of the Massachusetts Fund's Prospectus would become effective on or about May 8, 1996 (these changes were previously scheduled to become effective on or about February 22, 1996). Additionally, upon such approval, the minimum amount for checkwriting would be increased from $500 to $1,000, outgoing exchanges would be limited to four per calendar year and the exchange minimum would be increased from $500 to $1,000, and the minimum for all wire redemptions would be increased from $1,000 to $5,000, effective on or about May 8, 1996.
        At a Meeting of Shareholders of Dreyfus BASIC California Municipal Money Market Fund (the "California Fund") held on November 15, 1995, the California Fund's shareholders approved the new Investment Management Agreement between The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), on behalf of the California
                    (CONTINUED ON REVERSE SIDE)
Fund, and TheDreyfus Corporation ("Dreyfus"), which became effective, together with certain other changes to the California Fund, on November 20, 1995, as more fully described on pages 10 and 11 of the California Fund's Prospectus.
        At an Adjourned Meeting of Shareholders of Dreyfus BASIC New York Municipal Money Market Fund (the "New York Fund") held on December 6, 1995, the New York Fund's shareholders approved the new Investment Management Agreement between the Trust, on behalf of the New York Fund, and Dreyfus, which became effective, together with certain other changes to the New York Fund, on December 8, 1995, as more fully described on pages 10 and 11 of the New York Fund's Prospectus.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
                                   LSTTFMs020996